Exhibit 10.6

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the “Amendment”), dated as of June 30, 2014, is among:
(a)    IHS INC., a Delaware corporation (“IHS”);
(b)    IHS GLOBAL INC., a Delaware corporation (the “Borrower”);
(d)    the LENDERS party hereto; and
(e)    BANK OF AMERICA, N.A. as Administrative Agent (the “Administrative Agent”).
RECITALS:

IHS, the Borrower, the Administrative Agent, and the Lenders listed on the signature pages thereto have entered into that certain Credit Agreement dated as of August 29, 2012 (as amended by the First Amendment to Credit Agreement, dated as of July 15, 2013 and as the same may hereafter be amended or otherwise modified, the “Agreement”).
IHS, the Borrower, the Administrative Agent and the Lenders now desire to amend the Agreement as herein set forth.
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:
ARTICLE 1.
Definitions
Section 1.1.    Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.
ARTICLE 2.
Amendments
Section 2.1.    Amendment to Section 7.02 (Leverage Ratio). Section 7.02 of the Agreement is amended by replacing “$200,000,000” with “$100,000,000”.
ARTICLE 3.
Conditions Precedent
Section 3.1.    Conditions. The effectiveness of Article 2 of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)    The Administrative Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to the Administrative Agent:
(i)    Amendment. This Amendment executed by the Loan Parties and the Required Lenders; and
(ii)    Fees and Expenses. Evidence that all fees, expenses and other charges in connection with this Amendment shall have been paid in full.
(b)    The First Amendment to the 2013 Credit Agreement and the Third Amendment to the 2011 Credit Agreement shall have become effective simultaneously with this Amendment.
(c)    All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Administrative Agent and its legal counsel.
ARTICLE 4.
Ratifications, Representations and Warranties
Section 4.1.    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. IHS, the Borrower, the Administrative Agent, and the Lenders party hereto agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Each Loan Party agrees that the obligations, indebtedness and liabilities of the Borrower arising under this Amendment are “Obligations” as defined in the Agreement. For all matters arising prior to the effective date of this Amendment (including, without limitation, the accrual and payment of interest and fees and compliance with financial covenants), the terms of the Agreement (as unmodified by this Amendment) shall control and are hereby ratified and confirmed.
Section 4.2.    Representations and Warranties. IHS hereby represents and warrants to the Administrative Agent and the Lenders as follows:
(a)    At the time of and immediately after giving effect to this Amendment, no Default exists;
(b)    after giving effect to this Amendment, the representations and warranties set forth in the Loan Documents which are not qualified by a materiality standard are true and correct in all material respects and the representations and warranties contained in the Loan Documents which are qualified by a materiality standard will be true and correct in all respects, in each case on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties that specifically relate to any earlier date (in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date); and
(c)    the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of each Loan Party and do not and will not: (1) violate any provision of law applicable to any Loan Party, the articles of incorporation, bylaws, partnership agreement, membership agreement, memorandum of association or other applicable governing document of any Loan

Party or any order, judgment, or decree of any court or agency of government binding upon any Loan Party; (2) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Loan Party; (3) result in or require the creation or imposition of any material lien upon any of the assets of any Loan Party; or (4) require any approval or consent of any Person under any material contractual obligation of any Loan Party.
IN ADDITION, TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, EACH LOAN PARTY (BY ITS EXECUTION BELOW) REPRESENTS AND WARRANTS THAT AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:
(a)    WAIVER. WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT; AND
(b)    RELEASE. RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT AND THE LENDERS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE “RELEASED PARTIES”) FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH ANY LOAN PARTY EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.
ARTICLE 5.
Miscellaneous
Section 5.1.    Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document, including any Loan Document furnished in connection with this Amendment, will survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or any Lender or any closing will affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.
Section 5.2.    Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.
Section 5.3.    Expenses of Administrative Agent. As provided in the Agreement, IHS agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto, including without limitation, the costs and fees of the Administrative Agent's legal counsel.

Section 5.4.    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable will not impair or invalidate the remainder of this Amendment and the effect thereof will be confined to the provision so held to be invalid or unenforceable.
Section 5.5.    Applicable Law. This Amendment shall be governed by and construed in accordance with the applicable law pertaining in the State of New York, other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction. This governing law election has been made by the parties in reliance (at least in part) on Section 5–1401 of the General Obligations Law of the State of New York, as amended (as and to the extent applicable), and other applicable law.
Section 5.6.    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, each Lender, IHS and the Borrower and their respective successors and permitted assigns, except the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Lenders. Any assignment or other transfer made in violation of this Section or Section 10.04 of the Credit Agreement shall be void.
Section 5.7.    Counterparts. This Amendment may be executed in one or more counterparts and on telecopy or other electronically reproduced counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic communication shall be effective as delivery of an original executed counterpart of this Amendment.
Section 5.8.    Effect of Waiver. No consent or waiver, express or implied, by the Administrative Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by any Loan Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.
Section 5.9.    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
Section 5.10.    Entire Agreement. This Amendment and all other instruments, documents, and agreements executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto. This Amendment constitutes a Loan Document for all purposes in connection with the Agreement and the other Loan Documents.
[Remainder of Page Intentionally Left Blank]

Executed as of the date first written above.

IHS INC.
IHS GLOBAL INC.

By:    /s/ Stephen Green
Stephen Green, Executive Vice President. Legal & Secretary

BANK OF AMERICA, N.A.
as a Lender and as Administrative Agent,
By:    /s/ Patrick N. Martin
Name:     Patrick N. Martin
Title:    Managing Director

ROYAL BANK OF CANADA,
as a Lender,
By:    /s/ Scott Johnson
Name:    Scott Johnson
Title:    Authorized Signatory

CONSENT OF GUARANTORS

Each of the undersigned Guarantors: (i) consents and agrees to this Amendment including, without limitation, Section 4.2 thereof; (ii) agrees that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligations of such Guarantor enforceable against it in accordance with their respective terms; and (iii) agrees that the obligations, indebtedness and liabilities of the Borrower arising under this Amendment are “Obligations” as defined in the Agreement and “Guaranteed Indebtedness” as defined in the U.S. Guaranty Agreement.

GUARANTORS

IHS INC.
IHS HOLDING INC.
IHS CERA LLC

By:    /s/ Stephen Green
Stephen Green, Executive Vice President, Legal & Secretary

R.L. POLK & CO.
CARFAX, INC.

By:    /s/ Stephen Green
Stephen Green, Executive Vice President & Assistant Secretary